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                                                                  EXHIBIT 4.3(e)

                           FOURTH AMENDMENT AND WAIVER

         THIS FOURTH AMENDMENT AND WAIVER dated as of October 8, 2003 (this "Amendment") amends the Five-Year Revolving Credit Agreement dated as of October 6, 2000 (as previously amended, the "Credit Agreement") among Anixter Inc. ("Anixter"), various subsidiaries of Anixter (the "Borrowing Subsidiaries"), various financial institutions (the "Lenders") and Bank of America, N.A., as administrative agent (the "Administrative Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, Anixter, the Borrowing Subsidiaries, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

         WHEREAS, the parties hereto desire to amend, and waive certain provisions of, the Credit Agreement as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, Section 7.03(v) of the Credit Agreement is amended by deleting the amount "$150,000,000" therein and substituting the amount "$160,000,000" therefor.

         SECTION 2 Waiver. The Required Lenders waive any breach of Section 7.03(v) of the Credit Agreement so long as such breach would not have existed if the amendment set forth in Section 2 had been in effect at the time of such breach.

         SECTION 3 Warranties. Each Borrower represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the effectiveness hereof, (a) each warranty set forth in Article V of the Credit Agreement is true and correct in all material respects, except to the extent that such warranty specifically refers to an earlier date, and (b) no Default or Event of Default exists.

         SECTION 4 Effectiveness. The amendment set forth in Section 1 above and the waiver set forth in Section 2 above shall become effective when the Administrative Agent has received counterparts of this Amendment executed by Anixter, the Borrowing Subsidiaries and the Required Lenders.

         SECTION 5 Miscellaneous.

         5.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

         5.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

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         5.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois.

         5.4 Successors and Assigns. This Amendment shall be binding upon Anixter, the Borrowing Subsidiaries, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of Anixter, the Borrowing Subsidiaries, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

                                      -2-
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         Delivered as of the day and year first above written.

                                   ANIXTER INC., as Borrower

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   ANIXTER INTERNATIONAL N.V./S.A., as a
                                   Borrowing Subsidiary

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   ANIXTER U.K. LTD., as a Borrowing Subsidiary

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-1
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                                   BANK OF AMERICA, N.A., as
                                   Administrative Agent

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   BANK OF AMERICA, N.A., as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-2
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                                   BANK ONE, NA, as Syndication Agent and Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-3
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                                   THE BANK OF NOVA SCOTIA, as
                                   Documentation Agent and Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-4
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                                   SUNTRUST BANK, as Managing Agent and as a
                                   Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-5
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                                   CREDIT LYONNAIS CHICAGO BRANCH, as
                                   Managing Agent and as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-6
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                                   BANCA INTESA-NEW YORK BRANCH
                                   (formerly, IntesaBci), as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-7
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                                   BANCA NAZIONALE DEL LAVORO S.P.A. -
                                   NEW YORK BRANCH, as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-8
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                                   BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC., as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-9
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                                   THE BANK OF NEW YORK, as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-10
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                                   MIZUHO CORPORATE BANK, LTD., as a
                                   Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-11
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                                   NATIONAL CITY BANK, as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-12
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                                   THE NORTHERN TRUST COMPANY, as a
                                   Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-13
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                                   PNC BANK, N.A., as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-14
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                                   SUMITOMO MITSUI BANKING
                                   CORPORATION, as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-15
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                                   U.S. BANK NATIONAL ASSOCIATION, as a
                                   Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________


                                      S-16
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                                   WACHOVIA BANK, N.A., as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-17
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                                   WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION, as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-18
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                                   COMERICA BANK, as a Lender

                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                      S-19